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                                                              Exhibit 10(p)(iii)
                                                              ------------------
                                                                     Replacement
                                                                  Execution Copy

                             INTERTAN CANADA LTD.
                                INTERTAN, INC.

                       THIRD AMENDMENT TO LOAN AGREEMENT

          The Third Amendment to Loan Agreement (this "Amendment") is dated as of April 12, 1999 and entered into by and among, inter alia, InterTAN Canada Ltd., as Canadian Borrower, InterTAN, Inc., as the Parent, the financial institutions listed on the signature pages hereof (the "Lenders"), and Bank of America Canada, a Canadian chartered bank, as agent for the Lenders (the "Agent"), and is made with reference to that certain Loan Agreement dated as of December 22, 1997 (as amended and in effect the "Loan Agreement"), by and among the Borrower, the Lenders and the Agent, as amended by the Rectification and Amendment No. 1 dated as of February 24, 1998 and Second Amendment to Loan Agreement dated as of January, 1999. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

                                   RECITALS

          WHEREAS, the Borrower, the Parent and the Lenders desire to amend the Loan Agreement to make certain amendments as set forth below;

          NOW, THEREFORE, in consideration of the mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent, the Lenders and the Parent and the Borrower have agreed as follows:

          Section 1  CONSENTS

          1.1 The Lenders hereby consent for all purposes of the Loan Agreement to the Parent exercising its rights to call the Subordinated Debentures in accordance with the terms thereof and to the payment by the Parent for such Subordinated Debentures in cash or by the issuance to holders of the Subordinated Debentures by the Parent of common shares in its capital upon the conversion of all or any of the Subordinated Debentures, provided, however, that
                                                         --------  -------
the foregoing shall not be construed as a consent to any payments or Distributions by the Borrower to the Parent not otherwise permitted under the Loan Agreement.

          1.2 The Lenders hereby consent for all purposes of the Loan Agreement to the payment by the Borrower to Revenue Canada of approximately U.S. $13,800,000 in full and final settlement of the Interest Deductibility Claim (defined below) and agree that no Event or Event of Default has occurred or will occur under Section 11.1(l) in consequence of such payment and settlement.

          Section 2   AMENDMENTS TO THE LOAN AGREEMENT
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                                      -2-

          2.1 Effective upon receipt by the Agent of evidence satisfactory, to it that the Borrower has fully and finally settled the claim for approximately U.S. $25,000,000 of Revenue Canada, Taxation relating to the deductibility of ESA interest and foreign exchange related to the years 1990 to 1993 (the "Interest Deductibility Claim") by the payment by the Borrower to Revenue Canada of approximately U.S. $13,800,000, the definition of "Tax
                                                                     ---
Reserve" in Section 1.1 of the Loan Agreement is deleted and the following is
-------
substituted therefore:

          " "Tax Reserve" means, unless altered by the Lenders in the
             -----------
          exercise of their Permitted Discretion, nil."

          2.2 Section 6.8(a) of the Loan Agreement is amended by adding the following immediately after the word "weekly":

          "(or, when no Canadian Revolving Loans are outstanding, monthly)".

          Section 3  CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective only upon each of the Borrower and the Parent delivering to the Agent (for the Lenders) two originally executed copies of this Agreement (the date of satisfaction of such condition being referred to herein as the "Third Amendment Effective Date").
                          --------------------------------

          Section 4  BORROWERS' AND PARENT'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each of the Borrower and Parent represents and warrants to the Agent and each Lender that the following statements are true, correct and complete:

          1. Authorization, Validity, and Enforceability of this Amendment. The Borrower or the Parent, as applicable, has the corporate power and authority to execute and deliver this Amendment and to perform the Loan Agreement as amended by this Amendment (the "Amended Agreement"). The Borrower or the Parent,
                                -----------------
as applicable, has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution and delivery of this Amendment and the performance of the Amended Agreement. This Amendment has been duly executed and delivered by the Borrower or the Parent, as applicable, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Borrower or the Parent, as applicable, enforceable against it in accordance with their respective terms without defence, setoff or counterclaim. The Borrower's or the Parent's, as applicable, execution and delivery of this Amendment and the performance by the Borrower or the Parent, as applicable, of the Amended Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or the Parent, as applicable, or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower or the Parent, as applicable, is a party or which is binding on it, (b) any
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                                     -3-

Requirement of Law applicable to the Borrower or the Parent, as applicable, or any of its Subsidiaries, or (c) the certificate or articles of incorporation or amalgamation or bylaws of the Borrower or the Parent, as applicable, or any of its Subsidiaries.

          2. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or the Parent, as applicable, or any of its Subsidiaries of this Amendment or the Amended Agreement except for such as have been obtained or made and filings required in order to perfect the Agent's security interests.

          3. Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in Section 8 of the Loan Agreement except to the extent applicable to the U.K. Borrower or the U.K. Collateral (and, in the case of Section 8.10, except as herein provided and consented to) are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date or incorporate by reference information disclosed or contained in the Exhibits to the Loan Agreement, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          4. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event or an Event of Default.

          Section 5  MISCELLANEOUS

          5. Reference to and Effect on the Loan Agreement and the Other Loan Documents.

                 (1) On and after the Third Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

                 (2) Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.
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                                     -4-

          6. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 16.9 of the Loan Agreement incurred by
                                  ------------
the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          7. Captions. The captions contained in this Amendment are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

          8. Governing Law. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

          9. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, the Parent and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same amendment; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Parent, the Agent and the Lenders and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.
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                                      -5-

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INTERTAN CANADA LTD.                         BANKBOSTON RETAIL FINANCE INC.

By: /s/James G. Gingerich                    By: /s/Francis D. O'Connor
    -----------------------                      -----------------------
Name:  James G. Gingerich                    Name:  Francis D. O'Connor
Title:  Vice-President                       Title:  Director


INTERTAN, INC.                               CONGRESS FINANCIAL CORPORATION

By: /s/James G. Gingerich                    By: /s/Vicky Geist
    -----------------------                      -----------------------
Name:  James G. Gingerich                    Name:  Vicky Geist
Title:  Executive Vice-President & CFO       Title:  Assistant Vice-President


BANK OF AMERICA CANADA, as Agent and as
Canadian Lender

By: /s/Robert Kizell
    -----------------------
Name:  Robert Kizell
Title:  Vice-President